THIRD AMENDMENT AND EXTENSION OF
                              FORBEARANCE AGREEMENT


     THIS THIRD AMENDMENT AND EXTENSION OF FORBEARANCE AGREEMENT ("Agreement") is made as of May 15, 2002, among NATIONAL GOLF OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Borrower"), continued pursuant to that certain Third Amended and Restated Agreement of Limited Partnership, dated as of July 28, 1999, as amended (the "Operating Agreement"), NATIONAL GOLF PROPERTIES, INC., a Maryland corporation (the "Guarantor"), BANK ONE, NA, a national banking association with its main office in Chicago Illinois, individually and as agent ("Agent") for Lenders (as defined in the Credit Agreement referenced below) and the Lenders.

                                    Recitals:

     A. Pursuant to the terms of the Amended and Restated Credit Agreement dated as of July 30, 1999, among Borrower, Guarantor, Agent, and the Lenders from time to time that are parties thereto (as amended from time to time, the "Credit Agreement"), the Lenders agreed to provide a term loan facility in the amount of $100,000,000 ("Term Facility") and a revolving credit facility in the maximum aggregate amount of $200,000,000 ("Revolving Facility"). Terms appearing as initially capitalized terms and not otherwise expressly defined in this Agreement shall have the respective meanings given them in the Credit Agreement.

     B. Pursuant to the terms of a Forbearance Agreement dated as of February 8, 2002 among the Borrower, Guarantor, Agent and Lenders (the "Original Forbearance Agreement"), as amended by an Amendment and Extension of Forbearance Agreement dated as of March 29, 2002 (the "First Amendment") and a Second Amendment and Extension of Forbearance Agreement dated as of April 30, 2002 ( the "Second Amendment", and collectively with the Original Forbearance Agreement, the "Forbearance Agreement"), Lenders agreed to forbear from exercising their remedies under the Loan Documents on account of certain "Specified Defaults" (as defined in Section 1 of the Original Forbearance Agreement).

     C. Borrower and Guarantor have requested that Lenders extend the effectiveness of the Forbearance Agreement and agree to amend certain other provisions of the Credit Agreement. Lenders have agreed to amend such provisions of the Credit Agreement and extend the effectiveness of the Forbearance Agreement for a limited period of time on the conditions set forth in this Agreement.

                                    Agreement

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements of the parties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor, Agent and Lenders hereby agree as follows:

     1. Extension. The Required Lenders agree that the stated expiration date of the "Forbearance Period" (as defined in Section 2 of the Original Forbearance Agreement) is hereby extended from May 15, 2002 to May 31, 2002 and that all other provisions of the Forbearance Agreement shall continue in effect, unless otherwise expressly provided herein.

     The Revolving Lenders and the Required Term Lenders agree that the Revolving Facility Termination Date is hereby extended from May 15, 2002 to May 31, 2002.

     2. Inducements to Lenders to Extend. For the benefit and reliance of Lenders, and to induce Lenders to enter into this Agreement, Borrower and Guarantor individually and each on its own behalf hereby represents and warrants as follows:

     (a) Other than as contemplated by the terms hereof, the Credit Agreement, Notes, and all of the other Loan Documents executed by Borrower and/or Guarantor are in full force and effect on the date of this Agreement and are enforceable against Borrower and/or Guarantor in accordance with their terms;

     (b) As of the date of this Agreement the unpaid balance of principal due and payable under the Revolving Facility is $168,891,904 and under the Term Facility is $82,757,033 (which amounts do not include attorneys' fees and other costs of Lenders incurred and unpaid as of the date hereof, or any accrued and unpaid interest or fees, all of which shall be in addition to such amount) and the Aggregate Revolving Commitment has been reduced to $168,891,904.

     (c) To each's knowledge, Borrower and Guarantor have no right of set-off, defense, claim, or cause of action against Agent, Lenders or any of their affiliates, or any of their respective officers, directors, employees, agents, or attorneys, in connection with the Loan Documents as of the date hereof (whether fixed or contingent, or based on contract, tort, statute, strict liability, or other legal or equitable theory of recovery). Borrower and Guarantor each hereby, for itself, its successors and assigns (each a "Releasing Party" and collectively, the "Releasing Parties"), releases, acquits and forever discharges Agent and Lenders and their respective directors, officers, employees, agents, affiliates, successors and assigns ("Released Parties") of and from any and all claims, actions, causes of action, demands, rights, damages, costs, and expenses whatsoever which any Releasing Party might have because of anything done, omitted to be done, or allowed to be done by any of the Released Parties and in connection with the Revolving Facility, the Term Facility, the Credit Agreement or this Agreement or the other Loan Documents as of the date of execution of this Agreement, whether known or unknown, foreseen or unforeseen, including any damages and the consequences thereof resulting or to result from the events described, referred to or inferred hereinabove;

     (d) Borrower and Guarantor have taken all necessary action to authorize the execution, delivery and performance of this Agreement, and this Agreement has been duly executed and delivered by or on behalf of Borrower and Guarantor and constitutes the legal, valid and binding obligation of Borrower and Guarantor enforceable against Borrower and Guarantor in accordance with its terms;

     (e) The execution, delivery and performance of this Agreement by Borrower and Guarantor will not conflict with or result in a breach of any of the terms or provisions of, constitute a default under, require any consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Borrower or Guarantor pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which Borrower or Guarantor is a party or by which Borrower's or Guarantor's property or assets is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Borrower or any of its properties or assets, and any consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body required for the execution, delivery and performance by Borrower of this Agreement or any other Loan Documents has been obtained and is in full force and effect;

     (f) To each's actual knowledge, except for the Specified Defaults, no material Default has occurred that remains uncured as of the date hereof; and

     (g) Other than the Liens on one Property described on Exhibit 3(g) to the Original Forbearance Agreement which was incorrectly identified as an Unencumbered Asset on the most recent compliance certificate furnished to Lenders, Borrower has not granted or suffered to exist any material Liens (other than Permitted Liens identified in Subsections 7.15 (i) to (iv)) on any of the Projects included in Unencumbered Assets as referenced in the most recent compliance certificate furnished to Lenders, and all such Projects comply with each of the requirements set forth in the definition of "Unencumbered Asset."

     3. Collateral. As consideration for the extension of the Forbearance Period and of the Revolving Facility Termination Date, the Borrower reconfirms its agreement in the First Amendment and Second Amendment to provide collateral to the Lenders for the Facility when the Lenders are prepared to agree to an extension of the Revolving Facility Termination Date to March 31, 2003, on such other terms as may be mutually agreeable.

     4. Voluntary Agreement. Borrower represents and warrants that it is represented by legal counsel of its choice, that it has consulted with counsel regarding this Agreement, that it is fully aware of the terms of this Agreement, and that it has entered into this Agreement voluntarily and without coercion or duress of any kind.

     5. No Course of Conduct. Borrower acknowledges that the determination by Lenders to enter into this Agreement does not constitute a course of conduct or course of dealing. Borrower acknowledges that it has no basis to expect any Lender to enter into any further forbearance or any modification of the Loan Documents.

     6. Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     7. No Modification Except in Writing. None of the terms of this Agreement may be modified, waived, altered, amended, supplemented, extended, consolidated, replaced, exchanged or otherwise changed except by an instrument in writing duly executed by all of the parties hereto.

     8. Further Assurances. Borrower, Guarantor, Agent and the Lenders executing this Agreement shall execute and deliver such further instruments and perform such further acts as may be reasonably requested by each other of the foregoing persons from time to time to confirm the provisions of this Agreement and to carry out the intents and purposes of this Agreement.

     9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

     10. Reservation and Remedies. Except as specifically stated in this Agreement or in the Forbearance Agreement, this Agreement shall not be deemed or construed to (i) constitute a waiver of any right or remedy available to any of Borrower, Guarantor, Agent or Lenders under the Loan Documents, at law, in equity or otherwise, and each of the foregoing hereby expressly reserves all of such rights and remedies; or (ii) give any of Borrower, Guarantor, Agent or Lenders any rights under the Credit Agreement that each would otherwise not have due to the existence of a Default (even if such Default is one of the Specified Defaults), unless expressly provided for in this Agreement or in the Forbearance Agreement.

     11. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     12. Interpretation. As used herein, the terms (a) "person" shall mean an individual, a corporation, a partnership, a trust, an unincorporated organization or other entity or any agency or political subdivision thereof; and
(b) "including" or "include" shall mean "including without limitation" or "include, among other things", or "include, without limiting the generality of the foregoing". The Recitals to this Agreement are incorporated herein and expressly made a part hereof. The terms and provisions of this Agreement shall be interpreted and construed in accordance with their usual and customary meanings, and the parties hereby expressly waive and disclaim in connection with the interpretation and construction of this Agreement, any rule of law or procedure requiring otherwise, including, any rule of law to the effect that ambiguous or conflicting terms or provisions contained in this Agreement shall be interpreted or construed against the party whose attorney prepared this Agreement or any earlier draft of this Agreement.

     13. Counterparts. This Agreement may be executed in two or more counterparts (including by facsimile transmission of signature pages hereto), each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute but one agreement.

     14. WAIVER OF JURY TRIAL. AGENT, LENDERS, BORROWER AND GUARANTOR, BY THEIR ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS AGREEMENT AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     15. Integration. This Agreement, together with the Forbearance Agreement and the Loan Documents, constitute the entire agreement among Agent, Lenders, Borrower, and Guarantor with respect to the Term Facility and the Revolving Facility and the subject matter of the foregoing documents, and all prior writings and discussions and all contemporaneous discussions are hereby merged into and superseded by the provisions of the foregoing documents. Except as expressly modified by this Agreement, the Forbearance Agreement shall continue in full force and effect.

     16. Agreement Controlling. In the event of a conflict or inconsistency between the provisions of the Loan Documents and the provisions of this Agreement, the provisions of this Agreement shall govern. This Agreement shall constitute a Loan Document for all purposes. Any reference to the Credit Agreement in any of the Loan Documents shall hereafter mean the Credit Agreement as supplemented by the Forbearance Agreement and this Agreement as the same may be subsequently amended, modified, altered, supplemented, extended, consolidated, replaced, exchanged or otherwise changed.

                [Signatures are contained on the following page]

     IN WITNESS WHEREOF, Borrower, Guarantor, Agent and Lenders have caused this Agreement to be executed as of the date first above written.



BORROWER:                     NATIONAL GOLF OPERATING
--------                      PARTNERSHIP, L.P.

                              By:   National Golf Properties, Inc.,
                                    its general partner


                                    By:  /s/ Neil M. Miller
                                       --------------------------------
                                    Print Name  Neil M. Miller
                                              -------------------------
                                    Title:  CFO
                                          -----------------------------


GUARANTOR:                    NATIONAL GOLF PROPERTIES, INC.
---------

                                    By:  /s/ Neil M. Miller
                                       --------------------------------
                                    Print Name  Neil M. Miller
                                              -------------------------
                                    Title:  CFO
                                          -----------------------------



AGENT:                        BANK ONE, NA, Individually and as
------                        Administrative Agent


                                    By:  /s/ Richard R. Howard
                                       --------------------------------
                                    Print Name:  Richard R. Howard
                                               ------------------------
                                    Title:  Vice President
                                          -----------------------------



LENDERS:                       MERRILL LYNCH CAPITAL CORPORATION,
-------                        Individually and as Syndication Agent


                                    By:  /s/ Michael E. O'Brien
                                       --------------------------------
                                    Print Name:  Michael E. O'Brien
                                               ------------------------
                                    Title:  Vice President
                                          -----------------------------

                                ING CAPITAL LLC, as successor to
                                ING (U.S.) CAPITAL LLC, Individually and as
                                Co-Documentation Agent and Co-Arranger


                                    By:  /s/ David S. Lattimer
                                       --------------------------------
                                    Print Name:  David S. Lattimer
                                               ------------------------
                                    Title:  Vice President
                                          -----------------------------


                                UNION BANK OF CALIFORNIA, N.A.,
                                Individually and as Co-Documentation Agent


                                    By:  /s/ Scott Martin Bleifer
                                       --------------------------------
                                    Print Name:  Scott Martin Bleifer
                                               ------------------------
                                    Title:  Vice President
                                          -----------------------------


                                 FLEET NATIONAL BANK, Individually and as
                                 Co-Agent


                                    By:  /s/ Richard E. Lynch
                                       --------------------------------
                                    Print Name:  Richard E. Lynch
                                               ------------------------
                                    Title:  Vice President
                                          -----------------------------


                                  CITY NATIONAL BANK, Individually and as
                                  Co-Agent


                                    By:  /s/ Eric Bacura
                                       --------------------------------
                                    Print Name:  Eric Bacura
                                               ------------------------
                                    Title:  Vice President
                                          -----------------------------


                                  WELLS FARGO BANK, NATIONAL
                                  ASSOCIATION, Individually and as Co-Agent


                                    By:  /s/ Art Brokx
                                       --------------------------------
                                    Print Name:  Art Brokx
                                               ------------------------
                                    Title:  VP
                                          -----------------------------

                                  PACIFIC LIFE INSURANCE COMPANY


                                    By:  /s/ T. Anthony Premer
                                       --------------------------------
                                    Print Name:  T. Anthony Premer
                                               ------------------------
                                    Title:  Vice President
                                          -----------------------------


                                    By:  /s/ C.S. Dillion
                                       --------------------------------
                                    Print Name:  C.S. Dillion
                                               ------------------------
                                    Title:  Assistant Secretary
                                          -----------------------------


                                  AMSOUTH BANK


                                    By:  /s/ Carl M. Ferris
                                       --------------------------------
                                    Print Name:  Carl M. Ferris
                                               ------------------------
                                    Title:  Vice President
                                          -----------------------------


                                  CALIFORNIA FEDERAL BANK


                                    By:  /s/ Preston A. Minor
                                       --------------------------------
                                    Print Name:  Preston A. Minor
                                               ------------------------
                                    Title:  Vice President
                                          -----------------------------


                                  FIRST AMERICAN BANK TEXAS, SSB


                                    By:  /s/  Matt Malone
                                       --------------------------------
                                    Print Name:  Matt Malone
                                               ------------------------
                                    Title:  Assistant Vice President
                                          -----------------------------


                                  CREDIT LYONNAIS NEW YORK BRANCH


                                    By:  /s/ Bruno DeFloor
                                       --------------------------------
                                    Print Name:  Bruno DeFloor
                                               ------------------------
                                    Title:  Vice President
                                          -----------------------------

                                  DRESDNER BANK, AG, NEW YORK AND
                                  GRAND CAYMAN BRANCHES


                                    By:  /s/ Clifford Rooke
                                       --------------------------------
                                    Print Name:  Clifford Rooke
                                               ------------------------
                                    Title:  Director
                                          -----------------------------


                                    By:  /s/ Garrett W. Thelander
                                       --------------------------------
                                    Print Name:  Garrett W. Thelander
                                               ------------------------
                                    Title:  Director
                                          -----------------------------


                                  ING PRIME RATE TRUST
                                  By: ING Investments LLC

                                    By:  /s/ Jason Groom
                                       --------------------------------
                                    Print Name:  Jason Groom
                                               ------------------------
                                    Title:  Vice President
                                          -----------------------------


                                  THE TRAVELERS INSURANCE COMPANY

                                    By:  /s/ Pamela Westmoreland
                                       --------------------------------
                                    Print Name:  Pamela Westmoreland
                                               ------------------------
                                    Title:  Investment Officer
                                          -----------------------------


                                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                    By:  /s/ Steven J. Katz
                                       --------------------------------
                                    Print Name:  Steven J. Katz
                                               ------------------------
                                    Title:  Second Vice President and
                                          -----------------------------
                                            Associate General Counsel
                                          -----------------------------


                                  OCTAGON INVESTMENT PARTNERS II, LLC

                                    By:________________________________
                                    Print Name:________________________
                                    Title:_____________________________

                                  OCTAGON INVESTMENT PARTNERS III, LTD.


                                    By:________________________________
                                    Print Name:________________________
                                    Title:_____________________________


                                  OCTAGON INVESTMENT PARTNERS IV, LTD.


                                    By:________________________________
                                    Print Name:________________________
                                    Title:_____________________________


                                  KZH Soleil LLC


                                    By:  /s/ Susan Lee
                                       --------------------------------
                                    Print Name:  Susan Lee
                                               ------------------------
                                    Title:  Authorized Agent
                                          -----------------------------


                                  KZH Soleil-2 LLC


                                    By:  /s/ Susan Lee
                                       --------------------------------
                                    Print Name:  Susan Lee
                                               ------------------------
                                    Title:  Authorized Agent
                                          -----------------------------


                                  FIRSTRUST BANK


                                    By:  /s/ Richard E. Meyers
                                       --------------------------------
                                    Print Name:  Richard E. Meyers
                                               ------------------------
                                    Title:  E.V.P.
                                          -----------------------------


                                  GALAXY CLO 1999-1, Ltd.


                                    By:  /s/ Thomas G. Brandt
                                       --------------------------------
                                    Print Name:  Thomas G. Brandt
                                               ------------------------
                                    Title:  Managing Director
                                          -----------------------------

                                  PINEHURST TRADING, INC.


                                    By:  /s/ Ann E. Morris
                                       --------------------------------
                                    Print Name:  Ann E. Morris
                                               ------------------------
                                    Title:  Asst. Vice President
                                          -----------------------------


                                  CENTREPACIFIC  SIERRA CLO I

                                    By:  /s/ John M. Casparian
                                       --------------------------------
                                    Print Name:  John M. Casparian
                                               ------------------------
                                    Title:  Chief Operating Officer
                                          -----------------------------


                                  PB CAPITAL CORPORATION


                                    By:  /s/ Nina Zhou
                                       --------------------------------
                                    Print Name:  Nina Zhou
                                               ------------------------
                                    Title:  Associate
                                          -----------------------------


                                    By:  /s/ Jeffrey Frost
                                       --------------------------------
                                    Print Name:  Jeffrey Frost
                                               ------------------------
                                    Title:  Managing Director
                                          -----------------------------